ROSS SYSTEMS, INC. AND SUBSIDIARIES

                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, J. Patrick Tinley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ross Systems, Inc. on Form 10-Q for the three months ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Ross Systems, Inc.



                                     By: /s/ J. Patrick Tinley
                                     -------------------------------------------
                                     Name:  J. Patrick Tinley
                                     Title: Chief Executive Officer
                                     May 8, 2003

     I, Verome M. Johnston, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ross Systems, Inc. on Form 10-Q for the three months ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Ross Systems, Inc.



                                     By: /s/ Verome M. Johnston
                                         ---------------------------------------
                                     Name: Verome M. Johnston
                                     Title:   Chief Financial Officer
                                     May 8, 2003


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